SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, For Use of the Commission Only (as permitted by Rule 14(a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                                 SUSSEX BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      5)    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            --------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3)    Filing Party:

            --------------------------------------------------------------------

      4)    Date Filed:

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

SUSSEX BANCORP
200 Munsonhurst Road
Route 517
Franklin, NJ 07416

                                        March 21, 2005

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company"), the holding company for Sussex Bank (the "Bank"), to be held on April 27, 2005, at 10:30 at the Bank's Augusta office, 100 Route 206, Augusta, New Jersey.

      At the Annual Meeting stockholders will be asked to consider and vote upon the election of Patrick Brady, Richard Branca, Edward J. Leppert, Richard Scott and Joseph Zitone to the Company's Board of Directors, each to serve for the term set forth in the accompanying Proxy Statement, and the approval of the Company's 2004 Equity Incentive Plan.

      The Board of Directors of the Company believes that the election of its nominees to the Board of Directors and the approval of the Company's 2004 Equity Incentive Plan are in the best interests of the Company and its stockholders and unanimously recommends that you vote "FOR" each of the Board's nominees and "FOR" approval of the 2004 Equity Incentive Plan.

      Your cooperation is appreciated since a majority of the Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

                                        Very truly yours,


                                        Donald L. Kovach
                                        Chairman of the Board

                                 SUSSEX BANCORP
                              200 Munsonhurst Road
                                    Route 517
                               Franklin, NJ 07416

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 27, 2005

      Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company") will be held at Sussex Bank's Augusta office, 100 Route 206, Augusta, New Jersey, on April 27, 2005, at 10:30 for the purpose of considering and voting upon the following matters:

1. The election of Patrick Brady, Richard Branca, Edward J. Leppert, Richard Scott and Joseph Zitone, each to serve as directors of the Company for the term set forth in this Proxy Statement, and in each case until his successor is elected and duly qualified;

2. Approval of the Company's 2004 Equity Incentive Plan, which provides for the grant of equity, in the form of restricted stock awards or stock option grants to the Company's employees, officers, directors, consultants and advisors; the plan covers up to an aggregate 200,000 shares of Common Stock; and

3.    Such other business as shall properly come before the Annual Meeting.

      Stockholders of record at the close of business on March 4, 2005 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                        By Order of the Board of Directors


                                        Donald L. Kovach
                                        Chairman of the Board

Franklin, New Jersey
March 21, 2005

                   IMPORTANT---PLEASE MAIL YOUR PROXY PROMPTLY

                                 SUSSEX BANCORP
                              200 Munsonhurst Road
                                    Route 517
                               Franklin, NJ 07416

                                   ----------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2005

                                   ----------

                       GENERAL PROXY STATEMENT INFORMATION

      This Proxy Statement is being furnished to stockholders of Sussex Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on April 27, 2005, at 10:30, at Sussex Bank's Augusta office, 100 Route 206, Augusta, New Jersey and at any adjournments thereof. The 2004 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2004, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about March 21, 2005.

Solicitation and Voting of Proxies

      Regardless of the number of shares of common stock, no par value, of the Company ("Common Stock") owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement and "FOR" approval of the Company's 2004 Equity Incentive Plan.

      Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

      A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 200 Munsonhurst Road, Route 517, Franklin, New Jersey 07416-0353, Attn: Candace A. Leatham. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and Sussex Bank (the "Bank"), its wholly owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

      The securities which may be voted at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on March 4, 2005, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 3,007,408 shares.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      The proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to broker non-votes or abstentions.

      The proxy card being provided by the Board of Directors also enables a stockholder to vote "FOR" the approval of the Company's 2004 Equity Incentive Plan, "AGAINST" approval of the Company's 2004 Equity Incentive Plan, or to abstain. Under New Jersey law and the Company's Certificate of Incorporation, actions taken by shareholders shall be authorized by a majority of votes cast, without regard to broker non-votes or abstentions.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation and its Bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors but leave the exact number to be fixed by resolution of the Board of Directors. In 2005, the Board increased the number of directors by two (2) to a total of ten (10) members. Patrick Brady and Richard Branca have been nominated by the Board to stand for election to fill these two vacancies, along with three incumbent directors, each for the terms set forth on the table below.

      Directors are elected to serve for staggered terms of three years each, with the term of certain directors expiring each year. Directors serve until their successors are duly elected and qualified.

      If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with respect to the Nominees

      The following tables set forth, as of the Record Date, the names of the nominees for election and those directors whose terms continue beyond the Annual Meeting, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank. No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

                                     Table I
                        Nominees for 2005 Annual Meeting

--------------------------------------------------------------------------------------------------------------------------------
  Name, Age and Position                          Principal Occupations During                      Director             Term
  With the Company                                Past Five Years                                   Since (1)            Expires
--------------------------------------------------------------------------------------------------------------------------------
Patrick Brady, 51                       CEO, Health Alliance for Care
                                        Hackettstown, New Jersey                                        --                 2008

--------------------------------------------------------------------------------------------------------------------------------
Richard Branca, 57                      Owner/President, Bergen Engineering Company
                                        East Hanover, New Jersey                                        --                 2007

--------------------------------------------------------------------------------------------------------------------------------
Edward J. Leppert, 45                   Owner, E.J. Leppert & Co. (certified public
Director                                accountants); previously partner, Murphy, Perry &
                                        Leppert.                                                      2002                 2008

--------------------------------------------------------------------------------------------------------------------------------
Richard Scott, 69                       Dentist, Richard Scott, DDS
Director                                Franklin, New Jersey                                          1976                 2008

--------------------------------------------------------------------------------------------------------------------------------
Joseph Zitone, 73                       General Contractor, Zitone Construction
Director                                Montague, New Jersey                                          1984                 2008
--------------------------------------------------------------------------------------------------------------------------------

----------
(1) Includes prior service on Board of Directors of the Bank prior to formation of the Company.

                                    Table II
    Directors of the Company whose Terms Continue Beyond this Annual Meeting

--------------------------------------------------------------------------------------------------------------------------------
  Name, Age and Position                          Principal Occupations During                      Director             Term
  With the Company                                Past Five Years                                   Since (1)            Expires
--------------------------------------------------------------------------------------------------------------------------------
Irvin Ackerson, 82                      Excavating Contractor
Director                                Ackerson Contracting Co.                                      1976                 2007
                                        Oak Ridge, New Jersey

--------------------------------------------------------------------------------------------------------------------------------
Terry Thompson, 58                      President and Chief Operations Officer of the Bank
Director                                                                                              2001                 2007

--------------------------------------------------------------------------------------------------------------------------------
Mark J. Hontz, 38                       Partner
Director                                Hollander Hontz Hinkes & Pasculli, L.L.C.
                                        Newton, New Jersey                                            1998                 2006

--------------------------------------------------------------------------------------------------------------------------------
Donald L. Kovach, 70                    Chairman, CEO and President of the Company
Chairman of the Board, CEO                                                                            1976                 2006
and President

--------------------------------------------------------------------------------------------------------------------------------
Joel D. Marvil, 70                      Chairman of Manufacturing Co.
Director                                Ames Rubber Corporation                                       1989                 2006
                                        Hamburg, New Jersey
--------------------------------------------------------------------------------------------------------------------------------

----------
(1) Includes prior service on Board of Directors of the Bank prior to formation of the Company.

      The Company encourages all directors to attend the Company's annual meeting. All of the Company's directors were able to attend the 2004 annual meeting.

Board of Directors' Meetings

      Pursuant to the New Jersey Business Corporation Act and the Company's by-laws, the Company's business and affairs are managed under the direction of the Board of Directors. The Board of Directors of the Company held six meetings during 2004. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the directors of the Company attended at least 75% of the total number of Board meetings and committee meetings held during 2004, with the exception of Joseph Zitone, who attended 66% of such meetings. A majority of the board consists of individuals who are "independent" under the American Stock Exchange listing standards (the "AMEX listing standards").

      Shareholders Communications to the Board of Directors

      Shareholders wishing to communicate with the independent members of the Board of Directors may send correspondence to P.O. Box 965, Branchville, New Jersey 07826. All correspondence will go directly to the Chairman of our Audit Committee.

      Code of Conduct

      The Board of Directors has adopted a Code of Conduct governing the company's Chief Executive Officer and senior financial officers, as well as the Board of Directors, officers and employees of the Company, as required by the Sarbanes-Oxley Act, SEC regulations and the AMEX listing standards. The Code of Conduct governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. A copy of the Code of Conduct has been filed as an exhibit to our annual report on Form 10-KSB.

      Committees of the Board

      During 2004, the Board of Directors maintained an Audit Committee, a Compensation Committee and a Nominating Committee.

      Nominating Committee

      The members of the Nominating Committee for 2004 were Edward Leppert, Joel Marvil and Richard W. Scott. Each member of the Nominating Committee is independent, as such term is defined in the AMEX listing standards. The purpose of the Committee is to assess Board composition, size, additional skills and talents needed, and make recommendations to the Board regarding those assessments. The Committee determines the nominees for election as directors, and considers performance of incumbent directors to determine whether to nominate them for re-election. The Nominating Committee will consider qualified nominations for directors recommended by shareholders. All shareholder recommendations are evaluated on the same basis as any recommendation from members of the Board or management of the Company. Recommendations should be sent to P.O. Box 965, Branchville, New Jersey 07826. Any nomination for director should be received by the Secretary on or before November 18, 2005. Nominees should have a minimum of education, have experience in a senior executive position in a corporate or equivalent organization and have experience in at least one facet of the Company's business or its major functions. The Nominating Committee has a written Charter, a copy of which is attached as Exhibit A.

      The Nominating Committee approved the nominations of Messrs. Branca and Brady to the Board. Both Mr. Branca and Mr. Brady were recommended to the Nominating Committee by our Chief Executive Officer.

      Audit Committee

      The Company's Audit Committee consisted during 2004 of Directors Edward J. Leppert (Chairman), Joel D. Marvil and Richard W. Scott. The Audit Committee met five times during 2004. All Directors who serve on the Audit Committee during 2004 are "independent" for purposes of the AMEX listing standards and, as required under the Sarbanes-Oxley Act, no member of the Audit Committee receives any form of compensation from the Company, apart from compensation for Board and Committee service. The Board has determined that Mr. Leppert qualifies as an "audit committee financial expert" as that term is defined in SEC Regulation S-B
Item 401(e).

      The Audit Committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by the Company's auditors to the extent permitted by law.

                             Audit Committee Report
                             ----------------------

      The Audit Committee meets periodically, and in any event, no less than once per quarter, to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, both whom have unrestricted access to the Audit Committee.

      The Board has adopted a written charter for the Audit Committee setting forth the audit related functions the Audit Committee is to perform, its structure and membership requirements, all in compliance with the requirements of the Sarbanes-Oxley Act, SEC regulations and the Amex Listing Standards. A copy of this amended Audit Committee Charter is filed as Exhibit B to this proxy statement.

      In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's 2004 audited financial statements with the Company's officers and Beard Miller Company, LLP, its independent auditors. We have discussed with Beard Miller Company, LLP the matters required to be discussed by Statements on Auditing Standards 61, 89 and 90 (Communication with Audit Committees), as amended or supplemented, which include, among other items, matters related to the conduct of the audit of the Company's financial statements. We also have received the written disclosures and letter from Beard Miller Company, LLP as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of Beard Miller Company, LLP their independence with regard to all services provided.

      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-KSB for the fiscal year ended December 31, 2004 for filing with the U.S. Securities and Exchange Commission.

Edward J. Leppert (Chairman)
Joel D. Marvil
Richard W. Scott

      Compensation Committee

      The Company maintains a Compensation Committee which sets the compensation for the executive officers of the Company. In 2004, the Compensation Committee consisted of Directors Joel D. Marvil (Chairman), Irvin Ackerson, and Mark J. Hontz, all of whom are independent under the AMEX Listing Standards. In 2004, the Compensation Committee met three times.

Compensation of Directors

      During 2004, Directors of the Bank who were not full-time employees of the Bank received a fee of $500 for each regular monthly Bank Board meeting or special Bank Board meeting attended, and $100 for each committee meeting attended. Each member of the Bank's loan committee received $500 per meeting in 2004. In addition, Directors of the Company received an annual retainer of $5,000 each. In addition, members of the Audit Committee receive an additional fee of $1,000 per Audit Committee meeting, and the Chairman will receive $1,500 per meeting.

      The Company maintains the 1995 Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan), the purpose of which is to assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors. Under the Non-Employee Plan, options may be granted at exercise prices which may not be less than the fair market value of the Common Stock on the date of grant. Under the Non-Employee Plan, each non-employee director elected at the 1995 Annual Meeting was granted an option to purchase 3,000 shares at $11.25 per share (or 5,516 shares at $4.84 as adjusted for subsequent stock dividends). In addition, each non-employee director who is elected or re-elected to serve on the Board of Directors at succeeding annual meetings will be granted an option to purchase 500 shares of Common Stock at the time of such re-election. As of December 31, 2004, 36,691 options were outstanding under this plan and there were no authorized shares available for grant.

      In addition, members of the Board of Directors are eligible to participate in the 2001 Stock Option Plan. Under the 2001 Stock Option Plan, options to purchase up to a total of 165,000 shares of Common Stock may be granted. Pursuant to the terms of the 2001 Stock Option Plan, options which qualify as incentive stock options under the Internal Revenue Code of 1986 must be granted at an exercise price of no less than 100% of the then current fair market value of the Common Stock, and options which are nonstatutory options may be granted at an exercise price no less than 85% of the then current fair market value of the Common Stock. If adopted by the shareholders, Directors will also be eligible to participate in the 2004 Equity Incentive Plan. See Proposal 2.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information concerning the beneficial ownership of shares of Common Stock as of February 25, 2005, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.

----------------------------------------------------------------------------------------------
                                                      Number of Shares                 Percent
             Name of Beneficial                    Beneficially Owned (1)             of Class
             ------------------                    ----------------------             --------
----------------------------------------------------------------------------------------------
Irvin Ackerson                                           35,273(2)                      1.17%
----------------------------------------------------------------------------------------------

Mark J. Hontz                                             3,817(3)                      0.13%
----------------------------------------------------------------------------------------------

Donald L. Kovach                                        133,033(4)(5)                   4.41%
----------------------------------------------------------------------------------------------

Edward J. Leppert                                        17,382(6)                      0.58%
----------------------------------------------------------------------------------------------

Joel D. Marvil                                           49,761(7)                      1.65%
----------------------------------------------------------------------------------------------

Richard Scott                                            54,319(8)                      1.80%
----------------------------------------------------------------------------------------------

Terry Thompson                                           25,659(9)                      0.85%
----------------------------------------------------------------------------------------------

Joseph Zitone                                            94,434(10)                     3.13%
----------------------------------------------------------------------------------------------

Directors & Principal Officers as a Group
 (11 persons)                                           512,105                        16.62%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name of Beneficial Owner of More
         Than 5% of the             Number of Shares Beneficially       Percent
          Common Stock                        Owned (1)                of Class
          ------------                        ---------                --------
--------------------------------------------------------------------------------
Lakeland Bancorp, Inc.
250 Oak Ridge Road
Oak Ridge, NJ 07438                            162,956                   5.42%
--------------------------------------------------------------------------------

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

(2) Includes 11,418 shares owned by Mr. Ackerson's wife. Also includes 11,360 shares purchasable upon the exercise of immediately exercisable stock options.

(3) Also includes 1,000 shares purchasable upon the exercise of immediately exercisable stock options.

(4) Includes 6,000 shares owned by Mr. Kovach's wife, and 10,177 shares held by IRA's for the benefit of Mr. Kovach and his spouse. Also includes 10,450 shares purchasable upon the exercise of stock options.

(5) Includes 42,507 shares over which Mr. Kovach has voting authority as administrator for The Sussex County State Bank Employee Stock Ownership Plan.

(6) Includes 992 shares in the name of Sun America FBO Cynthia Leppert, IRA and 3,396 in the name of Salomon Smith Barney FBO Edward J. Leppert, IRA. Also includes 4,150 shares purchasable upon the exercise of immediately exercisable stock options.

(7) Also includes 7,479 shares purchasable upon the exercise of immediately exercisable stock options.

(8) Also includes 8,582 shares purchasable upon the exercise of immediately exercisable stock options.

(9)   Includes 13,925 shares in the name of American Express Trust Co. FBO Terry
      H. Thompson, IRA. Also includes 7,050 shares purchasable upon the exercise of immediately exercisable stock options.

(10) Includes 12,588 shares owned by the Zitone Construction & Supply Co., Inc. Profit Sharing Plan Trust, 22,509 shares owned by Zitone Family Limited Partnership and 17,198 shares in the name of Smith Barney FBO Joseph Zitone. Also includes 3,401 shares purchasable upon the exercise of immediately exercisable stock options.

Annual Executive Compensation and All Other Compensation

      The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each other officer whose remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                         Cash and Cash Equivalent Forms
                                 of Remuneration
                                 ---------------

-------------------------------------------------------------------------------------------------------------------------------
                                                   Annual Compensation                      Award       Payouts
                                          -------------------------------------------------------------------------------------

                                                                                         Securities
                                                                                         Underlying       LTIP       All Other
Name and                                                               Other Annual     Options/SARs    Payouts    Compensation
Principal Position                Year    Salary ($)    Bonus ($)    Compensation ($)        (#)          ($)           ($)
-------------------------------------------------------------------------------------------------------------------------------
Donald L. Kovach, Chairman        2004     $229,748         -0-                (1)         10,000         None      $ 42,114(4)
of the Board and CEO              ---------------------------------------------------------------------------------------------
                                  2003     $202,087         -0-                (1)          9,975         None      $143,049(4)
                                  ---------------------------------------------------------------------------------------------
                                  2002     $188,143         -0-                (1)          3,000         None      $117,869(4)
-------------------------------------------------------------------------------------------------------------------------------
George B. Harper, President,      2004     $ 50,000     $16,471(2)     $ 77,300(3)          5,000         None           -0-
Tri-State Insurance Agency,       ---------------------------------------------------------------------------------------------
Inc.                              2003     $ 50,000     $21,515(2)     $ 76,264(3)          4,988         None           -0-
                                  ---------------------------------------------------------------------------------------------
                                  2002     $ 50,000     $ 5,660(2)     $ 71,570(3)             --         None           -0-
-------------------------------------------------------------------------------------------------------------------------------
George Lista, Chief Operating     2004     $120,000     $16,471(2)     $121,399(3)          5,000         None           -0-
Officer, Tri-State Insurance      ---------------------------------------------------------------------------------------------
Agency, Inc.                      2003     $120,000     $21,515(2)     $ 95,822(3)          4,988         None           -0-
                                  ---------------------------------------------------------------------------------------------
                                  2002     $120,000     $ 5,660(2)     $ 68,495(3)             --         None           -0-
-------------------------------------------------------------------------------------------------------------------------------
Terry Thompson, President and     2004     $122,711         -0-                (1)         10,000         None           -0-
COO of the Bank                   ---------------------------------------------------------------------------------------------
                                  2003     $109,650         -0-        $  1,051(1)(5)       7,481         None           -0-
                                  ---------------------------------------------------------------------------------------------
                                  2002     $ 98,280         -0-                (1)          3,780         None           -0-
-------------------------------------------------------------------------------------------------------------------------------

(1) During the fiscal years presented, the Company provided additional life insurance and an automobile and provided a match to the 401(k) plan account for each of Messrs. Kovach and Thompson. The use made thereof for personal purposes did not exceed 10% of the total cash compensation to such persons which is the sum of base salary and bonus and therefore is not included in the above table.

(2) Bonus is the fair market value of 1,516 shares of the Company's common stock.

(3)   Represents commissions earned on the sale of insurance products.

(4) Represents amount charged by the Company to expense in connection with the Supplemental Executive Retirement Plan ("SERP") implemented for Mr. Kovach in 2000.

Employment Agreements

      The Company and the Bank are parties to an Amended Employment Agreement with Mr. Donald L. Kovach pursuant to which he serves as President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank (the "Employment Agreement"). The Employment Agreement, as amended, provides for a term ending on August 31, 2007, although it will be automatically extended on each anniversary date for up to two additional one-year periods unless either party provides notice of their intention not to extend the contract. The Employment Agreement provides that Mr. Kovach will receive a base salary of $223,300, subject to increase or decrease, and he may be granted a discretionary bonus, in cash or equity, as determined by the Board of Directors. The Employment Agreement permits the Company to terminate Mr. Kovach's employment for cause at any time. The Employment Agreement defines cause to mean personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, rule or regulation, other than traffic violations or similar offenses, or violation of a final cease and desist order, or a material breach of any provision of the Agreement. In the event Mr. Kovach is terminated for any reason other than cause, or in the event Mr. Kovach resigns his employment because he is reassigned to a position of lesser rank or status than President and Chief Executive Officer, his place of employment is relocated by more than 30 miles from its location on the date of the Agreement, or his compensation or other benefits are reduced, Mr. Kovach, or in the event of his death, his beneficiary, will be entitled to receive his base salary at the time of such termination or resignation for the remaining term of the Agreement. In addition, the Company will continue to provide Mr. Kovach with certain insurance and other benefits through the end of the term of the Agreement. Mr. Kovach's Employment Agreement further provides that upon the occurrence of a change in control of the Company, as defined in the Employment Agreement, and in the event Mr. Kovach is terminated for reasons other than cause or in the event Mr. Kovach, within 18 months of the change in control, resigns his employment for the reasons discussed above, he shall be entitled to receive a severance payment based upon his then current base salary. Under the Agreement, in the event the change in control occurs, Mr. Kovach is entitled to a severance payment equal to 2.99 times his then current base salary. The Employment Agreement also prohibits Mr. Kovach from competing with the Bank and the Company for a period of one year following termination of his employment.

      The Company and the Bank are parties to an employment agreement with Terry Thompson. Under this agreement, Mr. Thompson will serve as President of the Bank for a period ending on January 23, 2006. Mr. Thompson's agreement also provides that its terms will automatically be extended for one additional year, until January 23, 2007, unless the Company provides notice three (3) months prior to the termination of the original term of the agreement. The agreement also provides that it will also be extended for an additional one-year period unless notice is given prior to the fourth anniversary of the agreement. Under the agreement, Mr. Thompson is to receive a base salary of $110,000. Mr. Thompson may also be entitled to receive a bonus, if granted in the discretion of the Board of Directors, and he will receive customary fringe benefits, including an automobile or cash allowance, consistent with his position as President of the Bank. Mr. Thompson may be terminated for "cause", as defined in the agreement. In the event he is terminated without "cause", he will entitled to receive his then current base salary for the remaining term of the agreement, and the Company will be obligated to continue his health benefits for such period. Mr. Thompson's agreement contains a change in control provision substantially similar to the one contained in Mr. Kovach's agreement described above. Mr. Thompson's agreement also contains a covenant not to compete, whereby Mr. Thompson is prohibited for a period of one year after termination of his employment from affiliating with any enterprise which competes with the Company in the counties which the Company is conducting business on the date of termination.

      In connection with the Company's acquisition of Tri-State Insurance Agency, Inc. ("Tri-State ") effective October 1, 2001, the Company entered into employment agreements with each of Messrs. George B. Harper and George Lista. Under these agreements, each of Messrs. Harper and Lista is to be paid a base salary ($50,000 for Mr. Harper and $120,000 for Mr. Lista) and commissions for insurance products actually placed. In addition, each of Messrs. Harper and Lista is entitled to receive bonuses based upon the net before tax income of Tri-State for each twelve-month period commencing on the effective date of the acquisition. To the extent Tri-State's net before tax income exceeds certain designated targets contained in each employment agreement, each of Messrs. Harper and Lista will be entitled to receive a bonus equal to 25% of the amount by which the net before tax income of Tri-State exceeds the target. The bonus is to be paid in shares of the Company's common stock. The amount of stock to be issued will be determined by dividing the amount of the bonus by the fair market value of the Company's common stock, determined by taking the average closing price of the common stock for the fifteen trading days prior to issuance. For the twelve-month period ended September 30, 2004, Tri-State exceeded its targeted net before tax income, and each of Messrs. Harper and Lista received a bonus of 1,516 shares of the Company's common stock. The employment agreements with Messrs. Harper and Lista expire on September 30, 2006.

Retirement Plans

      The Bank maintains a salary continuation plan for Mr. Kovach. Under this plan, as recently amended, Mr. Kovach will receive a retirement benefit equal to 35% of his average final compensation determined by his last five years of employment, provided that to the extent Mr. Kovach continues to work past age 70, his final compensation will be increased 4% per year for each year he works past age 70 until his retirement. Mr. Kovach will receive this benefit in the event that he works until retirement, or he is involuntarily discharged prior to his retirement for any reason other than "cause". For purposes of the Salary Continuation Agreement, cause is defined in the same manner as under Mr. Kovach's Employment Agreement. Annual retirement payments are to be made for fifteen years under the Salary Continuation Agreement to Mr. Kovach or, in the event of his death, to his spouse.

1995 Incentive Stock Option Plan and 2001 Stock Option Plan

      The Company maintains the 1995 Incentive Stock Option Plan which provides for options to purchase shares of Common Stock to be issued to key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. The Company also maintains the 2001 Stock Option Plan, under which options to purchase shares of Common Stock may be issued to employees, officers and directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Recipients of options granted under the Plans are selected by the Stock Option Committee of the Board of Directors. The Stock Option Committee has the authority to determine the terms and conditions of options granted under the Plans and the exercise price therefore. The exercise price for options granted under the 1995 Incentive Stock Option Plan, and for Incentive Stock Options under the 2001 Stock Option Plan may be no less than the fair market value of the Common Stock. The exercise price for nonstatutory options granted under the 2001 Stock Option Plan may be no less than 85% of the fair market value of the Common Stock.

      In addition, if it is approved by the shareholders, employees of the Company, including executive officers, will be eligible to participate in the 2004 Equity Incentive Plan.

      The following table sets forth information regarding stock option grants to the individuals named in the table above:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

=======================================================================================================================
INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------------
       Name         Number of Securities        % of Total        Exercise or Base      Expiration     Present Value of
                         Underlying        Option/SARs Granted         Price               Date         Option on Date
                        Options/SARs         to Employees in           ($/SH)                                 of
                        Granted (#)            Fiscal Year                                                Grant($)(3)
-----------------------------------------------------------------------------------------------------------------------
Donald L. Kovach         10,000(1)                17.60%                16.40             1/7/14             2.81

-----------------------------------------------------------------------------------------------------------------------
Terry Thompson           10,000(2)                17.60%                16.40             1/7/14             2.81

-----------------------------------------------------------------------------------------------------------------------
George B. Harper          5,000(4)                 8.80%                16.40             1/7/14             2.81

-----------------------------------------------------------------------------------------------------------------------
George Lista              5,000(4)                 8.80%                16.40             1/7/14             2.81

=======================================================================================================================

----------
(1) As of December 31, 2004, 2,500 of these options were immediately exercisable.

(2) As of December 31, 2004, 2,500 of these options were immediately exercisable.

(3) The present value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 1.50%, expected volatility of 16.81%, risk free interest rate of 3.12%, and an expected life of 5 years.

(4) As of December 31, 2004, 1,250 of these options were immediately exercisable.

      The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

=====================================================================================================================
       Name          Shares Acquired on       Value           Number of Securities       Value of Unexercised In-the-
                        Exercise (#)       Realized ($)      Underlying Unexercised       Money Options/SARs at FY-
                                                           Options/SARs at FY-End (#)    End ($) (based on $10.25 per
                                                                   Exercisable/                      share)
                                                                  Unexercisable                   Exercisable/
                                                                                                 Unexercisable
=====================================================================================================================
 Donald L. Kovach           165               $1,108              16,602/13,557                $150,959/$183,032
=====================================================================================================================
  Terry Thompson            179               $1,397               9,507/12,409                $110,566/$171,665
=====================================================================================================================
 George B. Harper           -0-                  -0-               4,794/6,244                  $55,813/$86,565
=====================================================================================================================
   George Lista             -0-                  -0-               3,744/6,244                  $45,565/$86,565
=====================================================================================================================

Interest of Management and Others in Certain Transactions

      The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

      The Bank paid $14,720 to Irvin Ackerson for appraisal services rendered to the Bank during fiscal 2004. Irvin Ackerson continues to render appraisal services to the Bank.

      The Bank leases its Montague branch office from Montague Mini Mall, Inc. under a lease covering 1,200 square feet. The lease agreement was renewed as of April 1, 2002. As renewed, the lease will terminate on March 31, 2007, and provides for a monthly rent of $1,850. Mr. Joseph Zitone, a Director of the Company, is a majority stockholder of Montague Mini Mall, Inc. The Company considers the lease terms to be comparable to those which exist with unaffiliated third parties.

Recommendation and Vote Required

      Nominees will be elected by a plurality of the shares voting at the Annual Meeting.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITS NOMINEES FOR THE BOARD OF DIRECTORS.

             PROPOSAL 2 - APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

Introduction

      On December 15, 2004, the Board of Directors of the Company adopted, subject to stockholder approval, the 2004 Equity Incentive Plan (the "2004 Plan"). Up to 200,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2004 Plan.

Description of the 2004 Plan

      The following summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached as Exhibit C to this Proxy Statement.

      Types of Awards

      The 2004 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options and restricted stock awards (collectively, "Awards").

      Incentive Stock Options and Nonstatutory Stock Options

      Eligible participants chosen to receive stock options ("Optionees") receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). Options may not be granted for a term in excess of ten years (or five years in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). The 2004 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a "cashless exercise" through a broker, (ii) surrender to the Company of shares of Common Stock, (iii) any other lawful means, or (iv) any combination of these forms of payment.

      Restricted Stock Awards

      Eligible participants chosen to receive restricted stock Awards will be granted shares of the Company's common stock, subject to forfeiture in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

      Eligibility to Receive Awards

      Employees, officers, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 2004 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries.

      Administration

      The 2004 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Plan and to interpret the provisions of the 2004 Plan.

      Subject to any applicable limitations contained in the 2004 Plan, the Board of Directors selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options (which may not exceed ten years) and (iv) the number of shares of Common Stock subject to any restricted stock Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

      The Board of Directors is required to make appropriate adjustments in connection with the 2004 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2004 Plan also contains provisions address ing the consequences of any Change of Control Event, which is defined to have taken place upon the occurrence of certain events including (a) a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, or a similar transaction in which shareholders owning a majority of the voting securities of the Company prior to such transaction fail to own a majority of the voting securities of the Company after such transaction; (b) a proxy statement soliciting proxies from stockholders of the Company is disseminated by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company, and such transaction is approved by a majority of the Company's voting securities; or (c) a tender offer is made for 25% or more of the voting securities of the Company and the shareholder owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender and such tendered shares have been accepted by the tender offeror. Upon the occurrence of a Change of Control Event, the Board shall provide for any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) in the event of a merger under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iii) provide that all or any outstanding options shall become exercisable in full immediately prior to such event. Upon the occurrence of a Change of Control Event, the repurchase and other rights of the Company under each outstanding restricted stock Award shall cease and such shares shall be immediately become free and clear of all such restrictions.

      If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2004 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

      Amendment or Termination

      No Award may be made under the 2004 Plan after April 27, 2014, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2004 Plan. If Stockholders do not approve the adoption of the 2004 Plan, the 2004 Plan will not go into effect, and the Company will not grant any Awards under the 2004 Plan. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

Federal Income Tax Consequences

      The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2004 Plan and with respect to the sale of Common Stock acquired under the 2004 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

      Incentive Stock Options

      In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

      Generally, the tax consequences of selling ISO Stock will vary depending on the date on which it is sold. If the participant sells ISO Stock more than two years from the date the option was granted (the "Grant Date") and more than one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

      If the participant sells ISO Stock prior to satisfying the above waiting periods (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

      If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

      Nonstatutory Stock Options

      As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common

Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

      With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

      Restricted Stock Awards

      A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election") to be taxed as if the underlying shares were vested shares. If the participant makes a valid Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the fair market value of the Common Stock at the time the Award is granted. If a valid Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the fair market value of the Common Stock at the time of such lapse. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

      Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

      Tax Consequences to the Company

      The grant of an Award under the 2004 Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2004 Plan will have any tax consequences to the Company. The Company or its parent or subsidiary, as the case may be, generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2004 Plan, including in connection with a restricted stock Award or as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

      Equity Compensation Plans

      The following table sets forth information with respect to the Company's equity compensation plans as of the end of the most recently completed fiscal year.

Equity Compensation Plan Information

-------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                                                                                    securities
                                                                                                    remaining
                                                         Number of                                  available for
Plan category                                            securities to                              future issuance
                                                         be issued                                  under equity
                                                         upon                                       compensation
                                                         exercise of         Weighted-average       plans
                                                         outstanding         exercise price of      (excluding
                                                         options,            outstanding            securities
                                                         warrants and        options, warrants      reflected in
                                                         rights              and rights             column (a))

                                                         (a)                 (b)                    (c)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved                         131,403               $12.34(1)             71,371
 by security holders
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans not approved by                         (1)                  (1)                   (1)
security holders
-------------------------------------------------------------------------------------------------------------------
Total                                                      131,403(1)            $12.34(1)             71,371(1)
-------------------------------------------------------------------------------------------------------------------

(1) In connection with the Company's acquisition of Tri-State effective October 1, 2001, the Company entered into employment agreements with each of Messrs George B. Harper and George Lista. Under these agreements, each of Messrs. Harper and Lista is entitled to receive bonuses based upon the net before tax income of Tri-State for each twelve-month period commencing on the effective date of the acquisition. To the extent Tri-State's net before tax income exceeds certain designated targets contained in each employment agreement, each of Messrs. Harper and Lista will be entitled to receive a bonus equal to 25% of the amount by which the net before tax income of Tri State exceeds the target. The bonus is to be paid in shares of the Company's common stock. The amount of stock to be issued will be determined by dividing the amount of the bonus by the fair market value of the Company's common stock, determined by taking the average closing price of the common stock for the fifteen trading days prior to issuance. For the twelve-month period ended September 30, 2004, Tri-State exceeded its targeted net before tax income, and each of Messrs. Harper and Lista received a bonus of 1053 shares of the Company's common stock. The employment agreements with Messrs. Harper and Lista expire on September 30, 2006.

      Recommendation and Vote Required for Approval

      The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Approval of the 2004 Plan requires the vote of a majority of the votes cast at the Annual Meeting.

      Accordingly, the Board of Directors believes adoption of the 2004 Plan is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" the approval of the 2004 Plan and the reservation of 200,000 shares of Common Stock for issuance thereunder.

                              INDEPENDENT AUDITORS

The Company's independent auditors for the fiscal year ended December 31, 2004 were Beard Miller Company, LLP. Beard Miller Company, LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions. In 2004, Beard Miller Company, LLP performed audit and audit related services for the company. In addition, Beard Miller Company, LLP rendered certain tax related services to the company, the only non-audit related services provided by Beard Miller Company, LLP. In connection with the retention of Beard Miller Company, LLP to render tax related services, the audit committee considered the possible effect on Beard Miller's independence before approving their retention.

                         Principal Accounting Firm Fees
                         ------------------------------

      Aggregate fees billed to the company for the fiscal years ended December 31, 2003 and 2004 by the company's principal accounting firm, Beard Miller, are shown in the following table:

--------------------------------------------------------------------------------
                                                       2004               2003
                                                     --------            -------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Audit Fees (1)                                       $106,717            $55,376
--------------------------------------------------------------------------------
Audit-related fees (2)                               $  8,645            $ 7,666
--------------------------------------------------------------------------------
Tax fees (3)                                         $  2,330            $ 2,842
--------------------------------------------------------------------------------
All other fees                                              0                  0
                                                     --------            -------
--------------------------------------------------------------------------------

                                                     $117,692            $65,884
                                                     ========            =======
--------------------------------------------------------------------------------

(1) Includes professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in Forms 10-QSB, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses. In 2004, this also included comfort and consent procedures related to the filing of an SB-2. Of this amount, $47,384 was included in the costs of the offering.

(2) Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: For 2004, assistance with tax accrual and deferred taxes, research regarding reporting of restructured loans, review of a potential agreement with Countrywide, assistance with accounting for mortgage division annual bonus, accounting for the amendment/extension of SERP agreement, assistance with the implementation of FIN 46, research and assistance with proper accounting for the tax effect of the Company's non-qualified and incentive stock option plans, and assistance with 2002 financial statement disclosures and MD&A disclosures. For 2003, assistance with 2002 financial statements and 10-KSB disclosure and 2003 10-Q disclosures, accounting consultations in regard to mortgage banking agreement and proposed operation, OREO sales research, review of internal audit proposal, research on FHLB mortgage sales accounting treatment, research on restructured loans, and review of title insurance partnership agreement and related accounting.

(3) Tax fees include the following: tax planning meetings with tax accountant, including assistance with filing Form 3115, and management and related research in regard to New Jersey income tax.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely upon its review of the Forms 3,4 and 5 filed during 2004, the Company believes that all persons subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2004.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders to be included in the Company's 2006 proxy material must be received by the Secretary of the Company no later than November 29, 2005.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                                    EXHIBIT A
                                    ---------

                          NOMINATING COMMITTEE CHARTER
                       (Adoption Date: December 15, 2004)

Composition:            Annually,   the  Board  of  Directors  shall  appoint  a
                        Nominating  Committee (the "Committee")  comprised of at
                        least three  members,  one of who shall be designated by
                        the  Board  to  be  Chairperson.   Each  member  of  the
                        Committee shall be an "independent director" within the meaning of Section 121 of the AMEX listing standards.
                        The full Board may remove any member of the Committee, with or without cause, and appoint any substitute member of the Committee who meets the qualifications set forth above.

Meetings:               Prior to the Annual Meeting of Shareowners  each year on
                        the second Wednesday in February, the Committee shall meet to determine the recommendations to the Board of the individuals to constitute the nominees of the Board of Directors ("Board") for the election of whom the Board will solicit proxies. The Committee shall also meet from time to time as necessary or appropriate to carry out the responsibilities described below.

Responsibilities:       The purpose of the  Committee  is to assist the Board in
                        assuring that the  composition,  structure and operation
                        of  the  Board   serves  the  best   interests   of  the
                        Corporation and its shareowners. To that end, the Committee will endeavor to assess the corporate needs for an effective Board and then identify and recommend qualified Director nominees who will bring knowledge, experience and other skills that would strengthen the Board.

                        The  Committee's   responsibilities  shall  include  the
                        following:

                        1. Assess Board composition, size, additional skills and talents needed and make recommendations to the Board regarding same.

                        2. Receive from shareholders and others, recommendations for nominees for election to the Board; and, in accordance with Board approved criteria, based on the recommendations provided under Paragraph 1 above, recommend to the Board candidates for Board membership for consideration by the shareholders at the Annual Meeting of Shareholders and candidates for election to the Board at intervals between Annual Meetings.

                        3. Consider the performance of incumbent Directors in determining whether to recommend that they be nominated for re-election.

                        4. Recommend to the Board the compensation and other benefits of any kind of the Directors of the Corporation and its direct subsidiaries.

                        5. To the extent not otherwise provided for above, make reports to the Board on any Committee activities as are material to the effective functioning of the Board.

COMMITTEE PERFORMANCE

Evaluation:             At  least  annually,   the  Committee  will  review  and
                        evaluate  its   performance   of  its   responsibilities
                        provided for under this  charter.  The  Committee  shall
                        have  the  authority  to  retain  outside   advisors  or
                        consultants to assist it in its self-evaluation.

                                    EXHIBIT B
                                    ---------

                                 SUSSEX BANCORP

                             AUDIT COMMITTEE CHARTER

A.    Purpose

      The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes, including its internal audit function, and the audits of the Company's financial statements.

B.    Structure and Membership

      1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

      2. Independence. Except as otherwise permitted by the applicable American Stock Exchange ("AMEX") rules, each member of the Audit Committee shall be independent as defined by AMEX rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Specifically, the AMEX rules state that a director does not qualify as "independent" if:

            (a) such director is, or during the past three years was, an employee of the company or any parent or subsidiary of the company or an immediate family member of an individual who is, or in the past three years has been, employed by the company or any parent or subsidiary of the company as an executive officer. Prior service as an interim Chairman or CEO will not disqualify an otherwise independent director;

            (b) such director accepts or has an immediate family member who accepts any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years. This disqualification does not apply to (i) compensation for board service, (ii) payments arising solely from investments in the company's securities, (iii) compensation to an immediate family member who is a non-executive employee of the company or of a parent or subsidiary of the company, (iv) compensation for prior service as an interim Chairman or CEO, (v) benefits under a tax-qualified retirement plan, (vi) non-discretionary compensation, or (vii) personal loans to executives permitted by the Securities Exchange Act of 1934, as amended;

            (c) such director is, or who has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than payments arising solely from investments in the company's securities or payments under non-discretionary charitable contribution matching programs) that exceed the greater of 5% of the recipient's gross revenues for that year or $200,000, in any of the most recent three fiscal years;

            (d) such director is, or has an immediate family member who is, employed as an executive officer of another company at any time during the most recent three fiscal years at which any of the listed company's officers serve on such other company's compensation committee; or

            (e) such director is, or has an immediate family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit engagement at any time during the past three fiscal years.

      3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

      4. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

      5. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    Authority and Responsibilities

      General
      -------

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management, internal audit function and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

Oversight of Independent Auditors
---------------------------------

      1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

      2. Independence. The Audit Committee shall take appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

      3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

      4. Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

      5. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

                  -     critical accounting policies and practices;

                  - alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

                  -     other  material  written   communications   between  the
                        independent auditor and Company management.

      Audited Financial Statements
      ----------------------------

      6. Review and Discussion. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380) requires discussion.

      7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

      8. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

      Oversight of Internal Audit Function
      ------------------------------------

      9. The Audit Committee shall oversee the internal audit function of the Company including (a) the planned scope of the internal audit work,
            (b) findings of the internal auditors and related management actions, (c) the adequacy of the staffing of the internal audit function, (d) the adequacy and effectiveness of the internal accounting controls and compliance with the Foreign Corrupt Practices Act, (e) the adequacy, effectiveness and compliance with the Code of Conduct of the Company and (f) the effectiveness of the electronic data processing procedures and controls and related security programs; and (g) review the independent auditors' letter to management, and other comments, if any, regarding the system of internal accounting controls and review any management response thereto. The head of the Internal Auditing Department of the Company ("Audit Manager") shall report directly to the Chief Executive Officer of the Company and to the Committee. The Committee shall have direct access to the independent auditors. The Committee shall report regularly to the Board.

      Review of Other Financial Disclosures
      -------------------------------------

      10. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards.

            The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

      Controls and Procedures
      -----------------------

      11. Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

      12. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      13. Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

      14. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    Procedures and Administration

      1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities, but in any event, no less than once per quarter. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

      2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

      3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

      4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

      6. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                    EXHIBIT C
                                    ---------

                                 SUSSEX BANCORP

                           2004 EQUITY INCENTIVE PLAN
                           --------------------------

1.    Purpose
      -------

      The purpose of this 2004 Equity Incentive Plan (the "Plan") of Sussex Bancorp, a New Jersey corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.    Eligibility
      -----------

      All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.    Administration
      --------------

      The Plan will be administered by the Board. The Board shall have authority to grant Awards, set the terms of such Awards (subject to the terms and conditions of this Plan) and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

4.    Stock Available for Awards
      --------------------------

      Subject to adjustment under Section 7, Awards may be made under the Plan for up to 200,000 shares of common stock, without par value, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.    Stock Options
      -------------

      (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and, subject to the terms hereof, determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including any vesting period and any conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

      (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

      (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however that the exercise price for an Incentive Stock Option shall be 100% of the "fair market value" of the Common Stock on the date of grant. The exercise price of any Incentive Stock Option granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company ("Ten Percent Shareholder") shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of the grant. The exercise price for any Non-Statutory Stock Option shall be __________. For purposes hereof, Fair Market Value shall mean the fair market value of the Common Stock as determined by Board from time to time in good faith. As long as the stock is traded on the American Stock Exchange, the Fair Market Value shall be the closing price on the last trading day prior to the date of determination as reported by the Exchange

      (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions (including any vesting requirements) as the Board may specify in the applicable option agreement provided, however, that no Option will be granted for a term in excess of 10 years and provided further that no Incentive Stock Option granted to a Ten Percent Shareholder may have a term greater than five (5) years.

      (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

      (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

            (1) in cash or by check, payable to the order of the Company;

            (2)  except  as the Board  may,  in its sole  discretion,  otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the
Company  of  a  copy  of  irrevocable  and   unconditional   instructions  to  a
creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

            (3) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

            (4) to the extent permitted by applicable law and by the Board, in its sole discretion by such other lawful consideration as the Board may determine; or

            (5) by any combination of the above permitted forms of payment.

      (g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

      (h) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company) shall not exceed one hundred thousand dollars ($100,000). If the Fair Market Value of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of stock to become exercisable in such year shall be Incentive Stock Options and the Options for the amount in excess of $100,000 that become exercisable in that year shall be Non-Statutory Options. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

      (i) Transferability of Options. Incentive Stock Options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to any execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant or any permitted transferee. Non-Statutory Options granted under this Plan shall also generally not be transferable or assignable, provided, however, that any Non-Statutory Option granted hereunder may be transferred by a Participant to members of the Participant's immediate family, or to any trust or benefit plan established for the benefit of such Participant or immediate family member, or pursuant to the laws of descent and distribution.

6.    Restricted Stock
      ----------------

      (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to require forfeiture of such shares from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award"). During the Restricted Period, shares constituting a Restricted Stock Award may not be transferred, although a Participant shall be entitled to exercise other indicia of ownership, including the right to vote such shares and receive any dividends declared on such shares.

      (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for forfeiture.

      (c) Stock Certificates. The Company may cause shares issues as part of a Restricted Stock Award to be issued in either book entry form of certificated form. Shares issued in book entry form will be maintained in an account at the Company's transfer agent, and only released to a Participant upon satisfaction of any required restrictions. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.    Adjustments for Changes in Common Stock and Certain Other Events
      ----------------------------------------------------------------

      (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, and (ii) the number and class of securities and exercise price per share subject to each outstanding Option shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

      (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

      (c) Change in Control Event
          -----------------------

            (1)   Definitions
                  -----------

                  A "Change in Control Event" shall mean:

                  a. a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, or a similar transaction in which shareholders owning a majority of the voting securities of the Company prior to such transaction fail to own a majority of the voting securities of the Company after such transaction;

                  b. individuals who constitute the Incumbent Board (as herein defined) of the Company cease for any reason to constitute a majority thereof;

                  c. an event of a nature that would be required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to
                        Section 13 or 15(d) of the Exchange Act; or

                  d. Without limitation, a Change in Control shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or the trustees or any administration of any employee stock ownership plan and trust, or any other employee benefit plans, established by Employer from time-to-time is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or

                  e A proxy statement soliciting proxies from stockholders of the Company is disseminated by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company, and such transaction is approved by a majority of the Company's voting securities;

                  f. A tender offer is made for 25% or more of the voting securities of the Company and the shareholder owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender and such tendered shares have been accepted by the tender offeror.

      For these purposes, "Incumbent Board" means the Board of Directors on the date hereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a voting of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by members or stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

            (2)   Effect on Options
                  -----------------

                  In the  event of a  consolidation,  reorganization,  merger or sale of all or substantially all of the assets of the Company, in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board shall provide for any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) in the event of a merger under the terms of which holders of the Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and
            (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options, and
            (iii) provide that all or any outstanding Stock Options shall become exercisable in full immediately prior to such event.

            (3)   Effect on Restricted Stock Awards
                  ---------------------------------

                  (a) Upon the occurrence of a Change in Control  Event,  except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, the vesting schedule of all Restricted Stock Awards shall be accelerated so all shares still subject to conditions or restrictions shall immediately become free from such conditions or restrictions.

      (d) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

      (e) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

      (f) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award. Such determination shall be reflected in the grant agreement evidencing each such Award.

      (g) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value;
provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

      (h) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

      (i) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

      (j) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

8.    Miscellaneous
      -------------

      (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

      (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Option until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

      (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is approved by the Company's stockholders, although Awards may be made by the Board subject to such approval. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

      (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

      (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of New Jersey, without regard to any applicable conflicts of law.

                                 SUSSEX BANCORP

                               REVOCABLE PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2005

                  Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Edward J. Leppert and Mark J. Hontz and each of them, with full power of substitution, to vote all of the shares of Sussex Bancorp (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Augusta office of Sussex Bank (the "Bank"), 100 Route 206, Augusta, New Jersey, on Wednesday, April 27, 2005, at 10:30, and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

      This proxy will be voted as specified below. If no choice is specified, the proxy will be voted "FOR" Management's nominees to the Board of Directors.

      The Board of Directors recommends a vote for its nominees.

      1. Election of the following five (5) nominees to each serve on the Board of Directors for the term described below and until their successors are elected and duly qualified: Patrick Brady, Edward J. Leppert, Richard Scott and Joseph Zitone for a term of three (3) years and Richard Branca for a term of two (2) years.

           |_|              FOR ALL NOMINEES

      TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE BELOW:


      --------------------------------------------------------------------------

           |_|              WITHHOLD AUTHORITY FOR ALL NOMINEES


      2. Approval of the Company's 2004 Equity Incentive Plan, which provides for the grant of equity, in the form of restricted stock awards or stock option grants to the Company's employees, officers, directors, consultants and advisors; the plan covers up to an aggregate 200,000 shares of Common Stock.

           |_|              FOR APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN


           |_|              AGAINST APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

      3. In their discretion, such other business as may properly come before the meeting.


Dated:                          , 2005.
      --------------------------                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature




(Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.